UNITED STATES
SECURITIES and EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported)               May 28, 2008

FLUSHING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

000-24272
(Commission File Number)

DELAWARE
(State or other jurisdiction of incorporation)

11-3209278
(I.R.S. Employer Identification Number)

1979 MARCUS AVENUE, SUITE E140, LAKE SUCCESS, NEW YORK 11042
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
            (17 CFR 240.14d-2(b))

( )       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
            (17 CFR 240.13e-4(c))

Item 5.02(b)    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
                        Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2008, Mr. Franklin F. Regan, Jr., informed the Company of his intention to retire, effective July 1, 2008, from the Board of Directors of Flushing Financial Corporation and Flushing Savings Bank, FSB. Mr. Regan has been a member of Flushing Financial Corporation's Board since 1994 and of Flushing Savings Bank's Board since 1969.
Attached as exhibit 99.1 is the press release of Flushing Financial Corporation on Mr. Regan's retirement dated June 3, 2008.

Item 9.01(d).    Exhibits

99.1. Press release of Flushing Financial Corporation, dated June 3, 2008.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUSHING FINANCIAL CORPORATION

Date: June 3, 2008	By:	/s/ David W. Fry
David W. Fry
	Title:	Executive Vice President, Treasurer
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press release of Flushing Financial Corporation,
dated June 3, 2008